Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO RULE 13a-14(b) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, David Binder, Chief Financial Officer of Blue Nile, Inc. (the “Company”), in compliance with Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge:

(1)	the Company’s quarterly report on Form 10-Q for the period ended September 30, 2012 fully complies with the requirements of Section 13(a) of the Exchange Act; and

(2)	the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
In Witness Whereof, the undersigned has set his hand hereto as of the sixth day of November 2012.

/s/ David B. Binder
David B. Binder
Chief Financial Officer
This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Blue Nile, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.